SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 9, 2005

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois Delaware	1-15659 0-29311	74-2928353 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2005, Dynegy Inc. (“Dynegy”), the wholly owning parent of Dynegy Holdings Inc. (“DHI”), issued a press release announcing its first quarter 2005 financial results and updating its 2005 guidance estimates. The press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release and the schedules thereto. Further, the press release contains updated 2005 guidance estimates and other statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein. A copy of Dynegy’s May 9th press release is furnished herewith as exhibit 99.1 and is incorporated herein by this reference.

In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Dynegy management will hold an investor conference call at 9 a.m. ET (8 a.m. CT) on Monday, May 9, 2005 to review its first quarter 2005 financial results and related information and update its 2005 guidance estimates. A live simulcast of the conference call, together with the related presentation materials, will be available on the Internet in the “News and Financials” section of www.dynegy.com.

Item 7.01 Regulation FD Disclosure.

Also on May 9, 2005, Dynegy announced that it is evaluating strategic opportunities for its Natural Gas Liquids business and has launched a process to consider alternatives for this segment.

Copies of the press release and letter to the financial community announcing the matters described above are being furnished pursuant to Regulation FD as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K. The information in the press release and letter to the financial community shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release and letter to the financial community shall not be deemed to be incorporated by reference into the filings of Dynegy or DHI under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing. In addition, the press release and the letter to the financial community contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

Exhibit No.	Document
*99.1	Dynegy Inc. Earnings Press Release dated May 9, 2005.

*99.2	Dynegy Inc. Press Release dated May 9, 2005.

*99.3	Dynegy Inc. Letter to Financial Community dated May 9, 2005.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: May 9, 2005	By:	/s/ CAROLYN M. CAMPBELL
	Name:	Carolyn M. Campbell
	Title:	Secretary

DYNEGY HOLDINGS INC.
(Registrant)

Dated: May 9, 2005	By:	/s/ CAROLYN M. CAMPBELL
	Name:	Carolyn M. Campbell
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Document
*99.1	Dynegy Inc. Earnings Press Release dated May 9, 2005.

*99.2	Dynegy Inc. Press Release dated May 9, 2005.

*99.3	Dynegy Inc. Letter to Financial Community dated May 9, 2005.

*	Furnished herewith.